SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549



                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                            SECURITIES AND EXCHANGE ACT


            Date of report (Date of earliest event reported): March 8, 1999


                                       USA BRIDGE CONSTRUCTION OF N.Y., INC.
                          (Exact Name of Registrant as Specified in Charter)


   New York                       0-26262                    11-3032277
(State or Other Jurisdiction   (Commission                   (IRS Employer
  of Incorporation)            File Number)                Identification No.)

                          53-09 97th Place, Corona, New York         11368
                        (Address of Principal Executive Offices)   (Zip Code)


         Registrant's telephone number, including area code:   (718) 699-0100


















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Item 3. Bankruptcy or Receivership.

         On March 8, 1999, USA Bridge Construction of N.Y., Inc. filed a petition for relief to reorganize under Chapter 11 of the United States Bankruptcy Code in the Eastern District of New York.



                                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


March 22, 1999                  USA BRIDGE CONSTRUCTION OF N.Y., INC.

                                By: Joseph Polito
                                Joseph Polito, President






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